                                   ADVANTUS MUTUAL FUNDS
                                    AND MIMLIC CASH FUND
                                     POWER OF ATTORNEY
                              TO SIGN REGISTRATION STATEMENT



      The undersigned, Directors of Advantus Horizon Fund, Inc., Advantus Spectrum Fund, Inc., Advantus Mortgage Securities Fund, Inc., Advantus Money Market Fund, Inc., Advantus Bond Fund, Inc., Advantus Cornerstone Fund, Inc., Advantus Enterprise Fund, Inc., Advantus International Balanced Fund, Inc., and MIMLIC Cash Fund, Inc. (the "Funds"), appoint Paul H. Gooding, Eric J. Bentley and Michael J. Radmer, and each of them individually, as attorney-in-fact for the purpose of signing in their names and on their behalf as Directors of the Funds and filing with the Securities and Exchange Commission Registration Statements on Form N-1A, or any amendments thereto, for the purpose of registering shares of Common Stock of the Funds for sale by the Funds and to register the Funds under the Investment Company Act of 1940.

Dated:  April 19, 1995             /s/ Charles E. Arner
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                                             Charles E. Arner


                                   /s/ Ellen S. Berscheid
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                                            Ellen S. Berscheid


                                   /s/ Ralph D. Ebbott
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                                              Ralph D. Ebbott


                                   /s/ Frederick P. Feuerherm
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                                          Frederick P. Feuerherm


                                   /s/ Paul H. Gooding
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                                              Paul H. Gooding